American Beacon ARK Transformational Innovation Fund

Supplement dated June 21, 2019 to the Prospectus dated January 1, 2019 as previously amended or supplemented

Effective immediately, in the “Additional Information About Investments - Currencies” section, the following paragraph is inserted as a new paragraph following the end of the existing paragraph:

“The Fund does not invest directly in cryptocurrencies or in derivative instruments that have cryptocurrencies as underlying assets.  In addition, the Fund does not invest in cryptocurrencies through other investment companies, such as exchange-traded funds or other funds, that seek to track the price of one or more cryptocurrencies.”